SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008 (June 19, 2008)

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     REGULATION FD DISCLOSURE.

MBIA Inc. (“MBIA” or the “Company”) issued a press release on June 19, 2008. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by MBIA under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01.     OTHER EVENTS.

The following information is being filed pursuant to Item 8.01 – Other Events of Form 8-K.

On June 19, 2008, Moody’s Investors Service, Inc. (“Moody’s”) downgraded the following ratings:

  MBIA Insurance Corporation -- insurance financial strength to A2 from Aaa, and surplus notes to Baa1 from Aa2;
  MBIA Insurance Corp. of Illinois -- insurance financial strength to A2 from Aaa;
  Capital Markets Assurance Corporation -- insurance financial strength to A2 from Aaa;
  MBIA UK Insurance Limited -- insurance financial strength to A2 from Aaa;
  MBIA Assurance S.A. -- insurance financial strength to A2 from Aaa;
  MBIA Mexico, S.A. de C.V.'s -- insurance financial strength to A2 from Aaa (Moody's affirmed the firm's Aaa.mx – national scale rating);
  MBIA Inc. -- senior unsecured debt to Baa2 from Aa3, provisional senior debt to (P) Baa2 from (P) Aa3, provisional subordinated debt to (P) Baa3 from (P) A1, and provisional preferred stock to (P) Ba1 from (P) A2; and
  North Castle Custodial Trusts I-VIII -- contingent capital securities to Baa2 from Aa3.

In its press release, Moody’s indicated that the ratings action reflect MBIA Insurance Corporation's “limited financial flexibility and impaired franchise, as well as the substantial risk within its portfolio of insured exposures and a movement toward more aggressive capital management within the group,” and that “while the group remains strongly capitalized, estimated to be consistent with a Aa level rating, and benefits from substantial embedded earnings in its existing insurance portfolio, these other business factors led to the lower rating outcome.” Moody’s outlook for the ratings is also negative, “reflecting the material uncertainty about the firm's strategy and the non-negligible likelihood of further adverse developments in its insurance portfolios or operations.”

As a result of the ratings action, the Moody's-rated securities that are guaranteed by MBIA Insurance Corporation are also downgraded to A2, except those with higher public underlying ratings. According to Moody’s, a list of these securities will be made available under "Ratings Lists" at www.moodys.com/guarantors.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release issued by MBIA Inc. dated June 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

		By:	/s/ Ram D. Wertheim
Ram D. Wertheim
General Counsel

Date:	June 25, 2008

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated June 25, 2008

Exhibit 99.1                  Press Release issued by MBIA Inc. dated June 19, 2008.